EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING FEBRUARY 28, 2003

The information which is required to be prepared with respect to the Payment Date of March 20, 2003, and with respect to the performance of the Trust during the period of February 1, 2003 through February 28, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to principal payment to the Class A Noteholder.........   $                -
                                                                                                              ------------------
          2.  The amount of distribution in respect to principal payment to the Class B Noteholder.........   $                -
                                                                                                              ------------------
          3.  The amount of distribution in respect to principal payment to the Class C Noteholder.........   $                -
                                                                                                              ------------------
          4.  The amount of distribution in respect to principal payment to the Class D Noteholder.........   $                -
                                                                                                              ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to the Class A Monthly Interest........................   $          1.17444
                                                                                                              ------------------
          2.  The amount of distribution in respect to the Class B Monthly Interest........................   $          1.47000
                                                                                                              ------------------
          3.  The amount of distribution in respect to the Class C Monthly Interest........................   $          2.01444
                                                                                                              ------------------
          4.  The amount of distribution in respect to the Class D Monthly Interest........................   $          3.37556
                                                                                                              ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The total amount of distribution in respect to the Class A Noteholder........................   $          1.17444
                                                                                                              ------------------
          2.  The total amount of distribution in respect to the Class B Noteholder........................   $          1.47000
                                                                                                              ------------------
          3.  The total amount of distribution in respect to the Class C Noteholder........................   $          2.01444
                                                                                                              ------------------
          4.  The total amount of distribution in respect to the Class D Noteholder........................   $          3.37556
                                                                                                              ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

          1.  The aggregate amount of such Collections with respect to Principal Receivables for the
              Monthly Periodpreceding such Payment Date....................................................   $   400,641,042.22
                                                                                                              ------------------
          2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
              Receivables for the Monthly Period preceding such Payment Date...............................   $    43,529,762.56
                                                                                                              ------------------
          3.  Recoveries for the preceding Monthly Period..................................................   $       996,057.54
                                                                                                              ------------------
          4.  The Defaulted Amount for the preceding Monthly Period........................................   $    19,146,385.88
                                                                                                              ------------------

          5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
              Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
              Receivables for the preceding Monthly Period                                                                  8.52%
                                                                                                              ------------------
          6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
              Monthly Period...............................................................................   $ 2,405,793,857.58
                                                                                                              ------------------
          7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
              Monthly Period...............................................................................   $ 2,578,623,983.86
                                                                                                              ------------------

          8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
              beginning of the preceding Monthly Period....................................................   $    62,021,310.20
                                                                                                              ------------------
          9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
              last day of the preceding Monthly Period.....................................................   $    66,603,542.28
                                                                                                              ------------------
          10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
               day of the preceding Monthly Period.........................................................   $ 2,168,568,063.00
                                                                                                              ------------------
          11.  The Transferor Interest as of the last day of the preceding Monthly Period..................   $   410,055,920.86
                                                                                                              ------------------
          12.  The Transferor Percentage as of the last day of the preceding Monthly Period................                15.90%
                                                                                                              ------------------
          13.  The Required Transferor Percentage..........................................................                 7.00%
                                                                                                              ------------------
          14.  The monthly principal payment rate for the preceding Monthly Period.........................               16.653%
                                                                                                              ------------------
          15.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
               Period......................................................................................   $                -
                                                                                                              ------------------
          16.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                               Percentage                  Aggregate
                                                                of Total                    Account
                                                               Receivables                  Balance
(a) Delinquent between 30 days and 59 days                        1.821%                $  48,157,922.23
(b) Delinquent between 60 days and 89 days                        1.463%                $  38,705,425.49
(c) Delinquent between 90 days and 119 days                       1.218%                $  32,216,766.39
(d) Delinquent between 120 days and 149 days                      0.924%                $  24,450,652.46
(e) Delinquent between 150 days and 179 days                      0.955%                $  25,267,768.18
(f) Delinquent 180 days or greater                                0.000%                $              -
                                                                  -----                 ----------------
(e) Aggregate                                                     6.381%                $ 168,798,534.75
                                                                  =====                 ================

V.  Information regarding Series 2000-B
         1.  The amount of Principal Receivables in the Trust
             represented by the Invested Amount of Series 2000-B
             as of the last day of the related Monthly Period............................                     $   600,000,000.00
                                                                                                              ------------------
         2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-B on the last day
             of the related Monthly Period...............................................                    $   600,000,000.00
                                                                                                              ------------------
                                                                                            NOTE FACTORS
         3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
             related Monthly Period  ....................................................      1.0000         $   480,000,000.00
                                                                                                              ------------------
         4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
             Monthly Period  ............................................................      1.0000         $    57,000,000.00
                                                                                                              ------------------
         5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
             Monthly Period  ............................................................      1.0000         $    42,000,000.00
                                                                                                              ------------------
         6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
             Monthly Period  ............................................................      1.0000         $    21,000,000.00
                                                                                                              ------------------
         7.  The Floating Investor Percentage with respect to the period:

         February 1, 2003 through February 24, 2003......................................                             24.9397927%
                                                                                                              ------------------
         February 25, 2003 through February 28, 2003.....................................                             23.1626081%
                                                                                                              ------------------
         8.  The Fixed Investor Percentage with respect to the period:

         February 1, 2003 through February 24, 2003......................................                            N/A
                                                                                                              ------------------
         February 25, 2003 through February 28, 2003.....................................                            N/A
                                                                                                              ------------------
         9. The amount of Investor Principal Collections applicable to Series 2000-B.....                     $   98,632,949.20
                                                                                                              ------------------
         10a.  The amount of Available Finance Charge Collections on deposit in the
               Collection Account on the related Payment Date............................                     $     8,632,653.20
                                                                                                              ------------------

         10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
               8.04(a) of the Master Indenture........................................................        $     2,099,464.06
                                                                                                              ------------------
         11.  The Investor Default Amount for the related Monthly Period..............................        $     4,505,922.71
                                                                                                              ------------------
         12.  The Monthly Servicing Fee for the related Monthly Period................................        $     1,000,000.00
                                                                                                              ------------------
         13.  Trust yields for the related Monthly Period

                     a. The cash yield for the related Monthly Period.................................                     21.46%
                                                                                                              ------------------
                     b. The default rate for the related Monthly Period...............................                      9.01%
                                                                                                              ------------------
                     c. The Net Portfolio Yield for the related Monthly Period........................                     12.45%
                                                                                                              ------------------
                     d. The Base Rate for the related Monthly Period..................................                      3.61%
                                                                                                              ------------------
                     e. The Excess Spread Percentage for the related Monthly Period...................                      8.84%
                                                                                                              ------------------
                     f. The Quarterly Excess Spread Percentage for the related Monthly Period.........                      9.57%
                                                                                                              ------------------
                                I) Excess Spread Percentage related to Feb-03                                               8.84%
                                                                                                              ------------------
                                ii) Excess Spread Percentage related to Jan-03                                              8.86%
                                                                                                              ------------------
                                iii) Excess Spread Percentage related to Dec-02                                            11.00%
                                                                                                              ------------------
         14.  Floating Rate Determinations:

              LIBOR for the Interest Period from February 20 through and including March 19, 2003.....                   1.34000%
                                                                                                              ------------------
         15.  Principal Funding Account

                     a.  The amount on deposit in the Principal Funding Account on the related
                         Payment Date (after taking into consideration deposits and withdraws                 $                -
                         for the related Payment Date) ...............................................        ------------------
                                                                                                              $                -
                     b.  The Accumulation Shortfall with respect to the related Monthly Period........        ------------------

                     c.  The Principal Funding Investment Proceeds deposited in the Collection
                         Account to be treated as Available Finance Charge Collections................        $                -
                                                                                                              ------------------
         16.  Reserve Account

                     a.  The amount on deposit in the Reserve Account on the related Payment
                         Date (after taking into consideration deposits and withdraws for the
                         related Payment Date)........................................................        $     1,125,000.00
                                                                                                              ------------------
                     b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                         Collections..................................................................        $                -
                                                                                                              ------------------
                     c.  Interest earnings on the Reserve Account deposited into the Collection
                         Account to be treated as Available Finance Charge Collections................        $           336.57
                                                                                                              ------------------
         17.  Cash Collateral Account

                     a.  The Required Cash Collateral Account Amount on the related Payment Date......        $    10,500,000.00
                                                                                                              ------------------
                     b.  The Available Cash Collateral Account Amount on the related Payment Date.....        $    10,500,000.00
                                                                                                              ------------------
         18.  Investor Charge-Offs

                     a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..        $                -
                                                                                                              ------------------
                     b.  The aggregate amount of Investor Charge-Offs reimbursed
                         on the Payment Date..........................................................        $                -
                                                                                                              ------------------
         19.  The Monthly Principal Reallocation Amount for the related Monthly Period................        $                -
                                                                                                              ------------------

                                     Advanta Bank Corp.
                                     as Servicer

                                     By:    /s/ MARK SHAPIRO
                                     Name:  Mark Shapiro
                                     Title: Assistant Vice President-
                                            Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING FEBRUARY 28, 2003

The information which is required to be prepared with respect to the Payment Date of March 20, 2003, and with respect to the performance of the Trust during the period of February 1, 2003 through February 28, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A Noteholder.....    $                  -
                                                                                                               --------------------
              2.  The amount of distribution in respect to principal payment to the Class B Noteholder.....    $                  -
                                                                                                               --------------------
              3.  The amount of distribution in respect to principal payment to the Class C Noteholder.....    $                  -
                                                                                                               --------------------
              4.  The amount of distribution in respect to principal payment to the Class D Noteholder.....    $                  -
                                                                                                               --------------------
II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest ...................    $            1.23667
                                                                                                               --------------------
              2.  The amount of distribution in respect to the Class B Monthly Interest ...................    $            1.58667
                                                                                                               --------------------
              3.  The amount of distribution in respect to the Class C Monthly Interest ...................    $            2.17000
                                                                                                               --------------------
              4.  The amount of distribution in respect to the Class D Monthly Interest ...................    $            4.15333
                                                                                                               --------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholder ...................    $            1.23667
                                                                                                               --------------------
              2.  The total amount of distribution in respect to the Class B Noteholder ...................    $            1.58667
                                                                                                               --------------------
              3.  The total amount of distribution in respect to the Class C Noteholder ...................    $            2.17000
                                                                                                               --------------------
              4.  The total amount of distribution in respect to the Class D Noteholder ...................    $            4.15333
                                                                                                               --------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal Receivables
                  for the Monthly Period preceding such Payment Date ......................................    $     400,641,042.22
                                                                                                               --------------------
              2.  The aggregate amount of such Collections with respect to Finance Charge and
                  Administrative Receivables for the Monthly Period preceding such Payment Date ...........    $      43,529,762.56
                                                                                                               --------------------
              3.  Recoveries for the preceding Monthly Period .............................................    $         996,057.54
                                                                                                               --------------------
              4.  The Defaulted Amount for the preceding Monthly Period ...................................    $      19,146,385.88
                                                                                                               --------------------
              5.  The annualized percentage equivalent of a fraction, the numerator of which is the
                  Defaulted Amount less Recoveries for the preceding Monthly Period, and the
                  denominator is the average Receivables for the preceding Monthly Period .................                    8.52%
                                                                                                               --------------------
              6.  The total amount of Principal Receivables in the trust at the beginning of the
                  preceding Monthly Period ................................................................    $   2,405,793,857.58
                                                                                                               --------------------
              7.  The total amount of Principal Receivables in the trust as of the last day of
                  the preceding Monthly Period ............................................................    $   2,578,623,983.86
                                                                                                               --------------------

              8.  The total amount of Finance Charge and Administrative Receivables in the
                  Trust at the beginning of the preceding Monthly Period ..................................    $      62,021,310.20
                                                                                                               --------------------
              9.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  as of the last day of the preceding Monthly Period ......................................    $      66,603,542.28
                                                                                                               --------------------
              10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                  as of the last day of the preceding Monthly Period ......................................    $   2,168,568,063.00
                                                                                                               --------------------
              11. The Transferor Interest as of the last day of the preceding Monthly Period ..............    $     410,055,920.86
                                                                                                               --------------------
              12. The Transferor Percentage as of the last day of the preceding Monthly Period ............                   15.90%
                                                                                                               --------------------
              13. The Required Transferor Percentage ......................................................                    7.00%
                                                                                                               --------------------
              14. The monthly principal payment rate for the preceding Monthly Period .....................                  16.653%
                                                                                                               --------------------
              15. The balance in the Excess Funding Account as of the last day of the preceding
                  Monthly Period ..........................................................................    $                  -
                                                                                                               --------------------
              16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                  Percentage                      Aggregate
                                                                   of Total                        Account
                                                                 Receivables                       Balance
(a) Delinquent between 30 days and 59 days                          1.821%                    $   48,157,922.23
(b) Delinquent between 60 days and 89 days                          1.463%                    $   38,705,425.49
(c) Delinquent between 90 days and 119 days                         1.218%                    $   32,216,766.39
(d) Delinquent between 120 days and 149 days                        0.924%                    $   24,450,652.46
(e) Delinquent between 150 days and 179 days                        0.955%                    $   25,267,768.18
(f) Delinquent 180 days or greater                                  0.000%                    $               -
                                                                    -----                     -----------------
(e) Aggregate                                                       6.381%                    $  168,798,534.75
                                                                    =====                     =================

V.  Information regarding Series 2000-C

              1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of the
                  related Monthly Period.....................................................                  $     400,000,000.00
                                                                                                               --------------------
              2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day
                  of the related Monthly Period..............................................                  $     400,000,000.00
                                                                                                               --------------------
                                                                                               NOTE FACTORS
              3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period  ...................................................     1.0000       $     320,000,000.00
                                                                                                               --------------------
              4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period  ...................................................     1.0000       $      38,000,000.00
                                                                                                               --------------------
              5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period  ...................................................     1.0000       $      28,000,000.00
                                                                                                               --------------------
              6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period  ...................................................     1.0000       $      14,000,000.00
                                                                                                               --------------------
              7.  The Floating Investor Percentage with respect to the period:

              February 1, 2003 through February 24, 2003.....................................                            16.6265284%
                                                                                                               --------------------
              February 25, 2003 through February 28, 2003....................................                            15.4417387%
                                                                                                               --------------------
              8.  The Fixed Investor Percentage with respect to the period:

              February 1, 2003 through February 24, 2003.....................................                           N/A
                                                                                                               --------------------
              February 25, 2003 through February 28, 2003....................................                           N/A
                                                                                                               --------------------
              9.  The amount of Investor Principal Collections applicable to Series 2000-C...                  $      65,755,299.22
                                                                                                               --------------------
              10a.  The amount of Available Finance Charge Collections on deposit
                    in the Collection Account on the related Payment Date....................                  $       5,754,877.73
                                                                                                               --------------------
              10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
                    to Section 8.04(a) of the Master Indenture...............................                  $       1,399,642.70
                                                                                                               --------------------

              11.  The Investor Default Amount for the related Monthly Period................                  $       3,003,948.47
                                                                                                               --------------------
              12.  The Monthly Servicing Fee for the related Monthly Period..................                  $         666,666.67
                                                                                                               --------------------
              13.  Trust yields for the related Monthly Period

                           a. The cash yield for the related Monthly Period..................                                 21.46%
                                                                                                               --------------------
                           b. The default rate for the related Monthly Period................                                  9.01%
                                                                                                               --------------------
                           c. The Net Portfolio Yield for the related Monthly Period.........                                 12.45%
                                                                                                               --------------------
                           d.  The Base Rate for the related Monthly Period..................                                  3.72%
                                                                                                               --------------------
                           e.  The Excess Spread Percentage for the related Monthly Period...                                  8.73%
                                                                                                               --------------------
                           f.  The Quarterly Excess Spread Percentage for the related
                               Monthly Period................................................                                  9.44%
                                                                                                               --------------------
                                       i) Excess Spread Percentage related to         Feb-03                                   8.73%
                                                                                                               --------------------
                                       ii) Excess Spread Percentage related to        Jan-03                                   8.73%
                                                                                                               --------------------
                                       iii) Excess Spread Percentage related to       Dec-02                                  10.86%
                                                                                                               --------------------
              14.  Floating Rate Determinations:

                   LIBOR for the Interest Period from February 20 through and including
                   March 19, 2003............................................................                               1.34000%
                                                                                                               --------------------
              15.  Principal Funding Account

                           a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                               deposits and withdraws for the related Payment Date) .........                  $                  -
                                                                                                               --------------------
                           b.  The Accumulation Shortfall with respect to the related
                                Monthly Period...............................................                  $                  -
                                                                                                               --------------------
                           c.  The Principal Funding Investment Proceeds deposited in the
                               Collection Account to be treated as Available Finance Charge
                               Collections...................................................                  $                  -
                                                                                                               --------------------
              16.  Reserve Account

                           a.  The amount on deposit in the Reserve Account on the
                               related Payment Date (after taking into consideration
                               deposits and withdraws for the related Payment Date)..........                  $                  -
                                                                                                               --------------------
                           b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                               Available Finance Charge Collections..........................                  $                  -
                                                                                                               --------------------
                           c.  Interest earnings on the Reserve Account deposited
                               into the Collection Account to be treated as Available
                               Finance Charge Collections....................................                  $                  -
                                                                                                               --------------------
              17.  Cash Collateral Account

                           a.  The Required Cash Collateral Account Amount on the
                               related Payment Date..........................................                  $       7,000,000.00
                                                                                                               --------------------
                           b.  The Available Cash Collateral Account Amount on the
                               related Payment Date..........................................                  $       7,000,000.00
                                                                                                               --------------------
              18.  Investor Charge-Offs

                           a.  The aggregate amount of Investor Charge-Offs for the
                               related Monthly Period........................................                  $                  -
                                                                                                               --------------------
                           b.  The aggregate amount of Investor Charge-Offs reimbursed
                               on the Payment Date...........................................                  $                  -
                                                                                                               --------------------
              19.  The Monthly Principal Reallocation Amount for the related
                   Monthly Period............................................................                  $                  -
                                                                                                               --------------------

                         Advanta Bank Corp.
                         as Servicer

                         By:    /s/ MARK SHAPIRO
                         Name:  Mark Shapiro
                         Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING FEBRUARY 28, 2003

The information which is required to be prepared with respect to the Payment Date of March 20, 2003, and with respect to the performance of the Trust during the period of February 1, 2003 through February 28, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the
                  Class A Noteholder.................................................................            $                -
                                                                                                                 ------------------
              2.  The amount of distribution in respect to principal payment to the
                  Class B Noteholder.................................................................            $                -
                                                                                                                 ------------------
              3.  The amount of distribution in respect to principal payment to the
                  Class C Noteholder.................................................................            $                -
                                                                                                                 ------------------
              4.  The amount of distribution in respect to principal payment to the
                  Class D Noteholder.................................................................            $                -
                                                                                                                 ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest..............            $          1.27556
                                                                                                                 ------------------
              2.  The amount of distribution in respect to the Class B Monthly Interest..............            $          1.70333
                                                                                                                 ------------------
              3.  The amount of distribution in respect to the Class C Monthly Interest..............            $          2.24778
                                                                                                                 ------------------
              4.  The amount of distribution in respect to the Class D Monthly Interest..............            $          4.93111
                                                                                                                 ------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholder..............            $          1.27556
                                                                                                                 ------------------
              2.  The total amount of distribution in respect to the Class B Noteholder..............            $          1.70333
                                                                                                                 ------------------
              3.  The total amount of distribution in respect to the Class C Noteholder..............            $          2.24778
                                                                                                                 ------------------
              4.  The total amount of distribution in respect to the Class D Noteholder..............            $          4.93111
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date.....................            $   400,641,042.22
                                                                                                                 ------------------
              2.  The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date........................................................            $    43,529,762.56
                                                                                                                 ------------------
              3.  Recoveries for the preceding Monthly Period........................................            $       996,057.54
                                                                                                                 ------------------
              4.  The Defaulted Amount for the preceding Monthly Period..............................            $    19,146,385.88
                                                                                                                 ------------------
              5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                  Monthly Period, and the denominator is the average Receivables
                  for the preceding Monthly Period                                                                             8.52%
                                                                                                                 ------------------
              6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period..........................................            $ 2,405,793,857.58
                                                                                                                 ------------------
              7.  The total amount of Principal Receivables in the trust as of the
                  last day of the preceding Monthly Period...........................................            $ 2,578,623,983.86
                                                                                                                 ------------------

              8.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust at the beginning of the preceding Monthly Period.........................            $    62,021,310.20
                                                                                                                 ------------------
              9.  The total amount of Finance Charge and Administrative Receivables
                  in the Trust as of the last day of the preceding Monthly Period....................            $    66,603,542.28
                                                                                                                 ------------------
              10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                   outstanding as of the last day of the preceding Monthly Period....................            $ 2,168,568,063.00
                                                                                                                 ------------------
              11.  The Transferor Interest as of the last day of the preceding
                   Monthly Period....................................................................            $   410,055,920.86
                                                                                                                 ------------------
              12.  The Transferor Percentage as of the last day of the preceding
                   Monthly Period....................................................................                         15.90%
                                                                                                                 ------------------
              13.  The Required Transferor Percentage................................................                          7.00%
                                                                                                                 ------------------
              14.  The monthly principal payment rate for the preceding Monthly
                   Period............................................................................                        16.653%
                                                                                                                 ------------------
              15.  The balance in the Excess Funding Account as of the last day of
                   the preceding Monthly Period......................................................            $                -
                                                                                                                 ------------------
              16.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of
                    the Monthly Period preceding such Payment Date:

                                                                   Percentage                   Aggregate
                                                                    of Total                     Account
                                                                  Receivables                    Balance
(a) Delinquent between 30 days and 59 days                          1.821%                  $ 48,157,922.23
(b) Delinquent between 60 days and 89 days                          1.463%                  $ 38,705,425.49
(c) Delinquent between 90 days and 119 days                         1.218%                  $ 32,216,766.39
(d) Delinquent between 120 days and 149 days                        0.924%                  $ 24,450,652.46
(e) Delinquent between 150 days and 179 days                        0.955%                  $ 25,267,768.18
(f) Delinquent 180 days or greater                                  0.000%                  $             -
                                                                    -----                   ---------------
(e) Aggregate                                                       6.381%                  $168,798,534.75
                                                                    =====                   ===============

V.  Information regarding Series 2001-A

              1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2001-A as of the last day of the
                  related Monthly Period................................................                         $ 300,000,000.00
                                                                                                                 ----------------
              2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-A on the last day of
                  the related Monthly Period............................................                         $ 300,000,000.00
                                                                                                                 ----------------
                                                                                            NOTE FACTORS
              3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period  ..............................................       1.0000            $ 240,000,000.00
                                                                                                                 ----------------
              4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period  ..............................................       1.0000            $  28,500,000.00
                                                                                                                 ----------------
              5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period  ..............................................       1.0000            $  21,000,000.00
                                                                                                                 ----------------
              6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period  ..............................................       1.0000            $  10,500,000.00
                                                                                                                 ----------------
              7.  The Floating Investor Percentage with respect to the period:

              February 1, 2003 through February 24, 2003................................                               12.4698963%
                                                                                                                 ----------------
              February 25, 2003 through February 28, 2003...............................                               11.5813040%
                                                                                                                 ----------------
              8.  The Fixed Investor Percentage with respect to the period:

              February 1, 2003 through February 24, 2003................................                               N/A
                                                                                                                 ----------------
              February 25, 2003 through February 28, 2003...............................                               N/A
                                                                                                                 ----------------
              9. The amount of Investor Principal Collections applicable to Series
                 2001-A..................................................................                        $  49,316,474.40
                                                                                                                 ----------------
              10a.  The amount of Available Finance Charge Collections on deposit
                    in the Collection Account on the related Payment Date...............                         $   4,316,158.30
                                                                                                                 ----------------
              10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account onthe related Payment Date pursuant
                    to Section 8.04(a) of the Master Indenture..........................                         $   1,049,732.02
                                                                                                                 ----------------
              11.  The Investor Default Amount for the related Monthly Period...........                         $   2,252,961.34
                                                                                                                 ----------------

              12.  The Monthly Servicing Fee for the related Monthly Period................................      $     500,000.00
                                                                                                                 ----------------
              13.  Trust yields for the related Monthly Period

                           a. The cash yield for the related Monthly Period................................                 21.46%
                                                                                                                 ----------------
                           b. The default rate for the related Monthly Period..............................                  9.01%
                                                                                                                 ----------------
                           c. The Net Portfolio Yield for the related Monthly Period.......................                 12.45%
                                                                                                                 ----------------
                           d.  The Base Rate for the related Monthly Period................................                  3.81%
                                                                                                                 ----------------
                           e.  The Excess Spread Percentage for the related Monthly
                               Period......................................................................                  8.64%
                                                                                                                 ----------------
                           f.  The Quarterly Excess Spread Percentage for the related
                               Monthly Period..............................................................                  9.34%
                                                                                                                 ----------------
                                       I) Excess Spread Percentage related to          Feb-03                                8.64%
                                                                                                                 ----------------
                                       ii) Excess Spread Percentage related to         Jan-03                                8.63%
                                                                                                                 ----------------
                                       iii) Excess Spread Percentage related to        Dec-02                               10.76%
                                                                                                                 ----------------
              14.  Floating Rate Determinations:

                   LIBOR for the Interest Period from February 20 through and
                   including March 19, 2003 ...............................................................               1.34000%
                                                                                                                 ----------------
              15.  Principal Funding Account

                           a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into
                               consideration deposits and withdraws for the
                               related Payment Date) ......................................................      $              -
                                                                                                                 ----------------
                           b.  The Accumulation Shortfall with respect to the related
                               Monthly Period .............................................................      $              -
                                                                                                                 ----------------
                           c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as Available
                               Finance Charge Collections..................................................      $              -
                                                                                                                 ----------------
              16.  Reserve Account

                           a.  The amount on deposit in the Reserve Account on the
                               related Payment Date (after taking into consideration
                               deposits and withdraws for the related Payment Date)........................      $              -
                                                                                                                 ----------------
                           b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated
                               as Available Finance Charge Collections.....................................      $              -
                                                                                                                 ----------------
                           c.  Interest earnings on the Reserve Account deposited
                               into the Collection Account to be treated as Available
                               Finance Charge Collections..................................................      $              -
                                                                                                                 ----------------
              17.  Cash Collateral Account

                           a.  The Required Cash Collateral Account Amount on the
                               related Payment Date........................................................      $   5,250,000.00
                                                                                                                 ----------------
                           b.  The Available Cash Collateral Account Amount on the
                               related Payment Date........................................................      $   5,250,000.00
                                                                                                                 ----------------
              18.  Investor Charge-Offs

                           a.  The aggregate amount of Investor Charge-Offs for the
                               related Monthly Period......................................................      $              -
                                                                                                                 ----------------
                           b.  The aggregate amount of Investor Charge-Offs reimbursed
                               on the Payment Date.........................................................      $              -
                                                                                                                 ----------------
              19.  The Monthly Principal Reallocation Amount for the related Monthly
                   Period..................................................................................      $              -
                                                                                                                 ----------------

                        Advanta Bank Corp.
                        as Servicer

                        By:    /s/ MARK SHAPIRO
                        Name:  Mark Shapiro
                        Title: Assistant Vice President-Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING FEBRUARY 28, 2003

The information which is required to be prepared with respect to the Payment Date of March 20, 2003, and with respect to the performance of the Trust during the period of February 1, 2003 through February 28, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to principal payment to the Class A Noteholder......      $                -
                                                                                                              ------------------
          2.  The amount of distribution in respect to principal payment to the Class B Noteholder......      $                -
                                                                                                              ------------------
          3.  The amount of distribution in respect to principal payment to the Class C Noteholder......      $                -
                                                                                                              ------------------
          4.  The amount of distribution in respect to principal payment to the Class D Noteholder......      $                -
                                                                                                              ------------------
II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to the Class A Monthly Interest.....................      $          1.19778
                                                                                                              ------------------
          2.  The amount of distribution in respect to the Class B Monthly Interest.....................      $          1.58667
                                                                                                              ------------------
          3.  The amount of distribution in respect to the Class C Monthly Interest.....................      $          2.40333
                                                                                                              ------------------
          4.  The amount of distribution in respect to the Class D Monthly Interest.....................      $          6.09778
                                                                                                              ------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The total amount of distribution in respect to the Class A Noteholder.....................      $          1.19778
                                                                                                              ------------------
          2.  The total amount of distribution in respect to the Class B Noteholder.....................      $          1.58667
                                                                                                              ------------------
          3.  The total amount of distribution in respect to the Class C Noteholder.....................      $          2.40333
                                                                                                              ------------------
          4.  The total amount of distribution in respect to the Class D Noteholder.....................      $          6.09778
                                                                                                              ------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

          1.  The aggregate amount of such Collections with respect to Principal
              Receivables for the Monthly Period preceding such Payment Date............................      $   400,641,042.22
                                                                                                              ------------------
          2.  The aggregate amount of such Collections with respect to Finance
              Charge and Administrative Receivables for the Monthly Period
              preceding such Payment Date...............................................................      $    43,529,762.56
                                                                                                              ------------------
          3.  Recoveries for the preceding Monthly Period...............................................      $       996,057.54
                                                                                                              ------------------
          4.  The Defaulted Amount for the preceding Monthly Period.....................................      $    19,146,385.88
                                                                                                              ------------------
          5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
              Period, and the denominator is the average Receivables for the preceding
              Monthly Period                                                                                                8.52%
                                                                                                              ------------------
          6.  The total amount of Principal Receivables in the trust at the beginning
              of the preceding Monthly Period...........................................................      $ 2,405,793,857.58
                                                                                                              ------------------
          7.  The total amount of Principal Receivables in the trust as of the last
              day of the preceding Monthly Period.......................................................      $ 2,578,623,983.86
                                                                                                              ------------------
          8.  The total amount of Finance Charge and Administrative Receivables in the
              Trust at the beginning of the preceding Monthly Period....................................      $    62,021,310.20
                                                                                                              ------------------

          9.  The total amount of Finance Charge and Administrative Receivables in the
              Trust as of the last day of the preceding Monthly Period..................................      $    66,603,542.28
                                                                                                              ------------------
          10.  The aggregated Adjusted Invested Amounts of all Series of Notes
               outstanding as of the last day of the preceding Monthly Period...........................      $ 2,168,568,063.00
                                                                                                              ------------------
          11.  The Transferor Interest as of the last day of the preceding Monthly Period...............      $   410,055,920.86
                                                                                                              ------------------
          12.  The Transferor Percentage as of the last day of the preceding Monthly Period.............                   15.90%
                                                                                                              ------------------
          13.  The Required Transferor Percentage.......................................................                    7.00%
                                                                                                              ------------------
          14.  The monthly principal payment rate for the preceding Monthly Period......................                  16.653%
                                                                                                              ------------------
          15.  The balance in the Excess Funding Account as of the last day of the preceding
               Monthly Period...........................................................................      $                -
                                                                                                              ------------------
          16.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                  Percentage                    Aggregate
                                                                   of Total                      Account
                                                                  Receivables                    Balance
(a) Delinquent between 30 days and 59 days                           1.821%                 $  48,157,922.23
(b) Delinquent between 60 days and 89 days                           1.463%                 $  38,705,425.49
(c) Delinquent between 90 days and 119 days                          1.218%                 $  32,216,766.39
(d) Delinquent between 120 days and 149 days                         0.924%                 $  24,450,652.46
(e) Delinquent between 150 days and 179 days                         0.955%                 $  25,267,768.18
(f) Delinquent 180 days or greater                                   0.000%                 $              -
                                                                     -----                  ----------------
(e) Aggregate                                                        6.381%                 $ 168,798,534.75
                                                                     =====                  ================

V.  Information regarding Series 2002-A

          1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2002-A as of the last day of
              the related Monthly Period...............................................                       $   300,000,000.00
                                                                                                              ------------------
          2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2002-A on the last day of
              the related Monthly Period...............................................                       $   300,000,000.00
                                                                                                              ------------------
                                                                                         NOTE FACTORS
          3.  The amount of Principal Receivables in the Trust represented by the
              Class A Note Principal Balance on the last day of the related Monthly
              Period  .................................................................     1.0000            $   240,000,000.00
                                                                                                              ------------------
          4.  The amount of Principal Receivables in the Trust represented by the
              Class B Note Principal Balance on the last day of the related Monthly
              Period  .................................................................     1.0000            $    27,750,000.00
                                                                                                              ------------------
          5.  The amount of Principal Receivables in the Trust represented by the
              Class C Note Principal Balance on the last day of the related Monthly
              Period  .................................................................     1.0000            $    21,750,000.00
                                                                                                              ------------------
          6.  The amount of Principal Receivables in the trust represented by the
              Class D Note Principal Balance on the last day of the related Monthly
              Period  .................................................................     1.0000            $    10,500,000.00
                                                                                                              ------------------
          7.  The Floating Investor Percentage with respect to the period:

          February 1, 2003 through February 24, 2003...................................                               12.4698963%
                                                                                                              ------------------
          February 25, 2003 through February 28, 2003..................................                               11.5813040%
                                                                                                              ------------------
          8.  The Fixed Investor Percentage with respect to the period:

          February 1, 2003 through February 24, 2003...................................                              N/A
                                                                                                              ------------------
          February 25, 2003 through February 28, 2003..................................                              N/A
                                                                                                              ------------------
          9. The amount of Investor Principal Collections applicable to Series 2002-A..                       $    49,316,474.40
                                                                                                              ------------------
          10a. The amount of the Investor Finance Charge Collections on deposit in the
              Collection Account on the Related Payment Date to be treated as
              Servicer Interchange.....................................................                       $        62,500.00
                                                                                                              ------------------
          10b.  The amount of Available Finance Charge Collections on deposit in the
              Collection Account on the related Payment Date...........................                       $     4,316,158.30
                                                                                                              ------------------
          10c.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture..................................                       $       987,232.02
                                                                                                              ------------------
          11. The Investor Default Amount for the related Monthly Period...............                       $     2,252,961.34
                                                                                                              ------------------
          12. The Monthly Servicing Fee for the related Monthly Period.................                       $       500,000.00
                                                                                                              ------------------

          13.  Trust yields for the related Monthly Period

                      a. The cash yield for the related Monthly Period.................................                    21.46%
                                                                                                              ------------------
                      b. The default rate for the related Monthly Period...............................                     9.01%
                                                                                                              ------------------
                      c. The Net Portfolio Yield for the related Monthly Period........................                    12.45%
                                                                                                              ------------------
                      d. The Base Rate for the related Monthly Period..................................                     3.79%
                                                                                                              ------------------
                      e. The Excess Spread Percentage for the related Monthly Period...................                     8.66%
                                                                                                              ------------------
                      f. The Quarterly Excess Spread Percentage for the related Monthly Period.........                     9.37%
                                                                                                              ------------------
                                   i) Excess Spread Percentage related to Feb-03                                            8.66%
                                                                                                              ------------------
                                   ii) Excess Spread Percentage related to Jan-03                                           8.66%
                                                                                                              ------------------
                                   iii) Excess Spread Percentage related to Dec-02                                         10.79%
                                                                                                              ------------------
          14.  Floating Rate Determinations:

             LIBOR for the Interest Period from February 20 through and including March 19, 2003.......                  1.34000%
                                                                                                              ------------------
          15.  Principal Funding Account

                      a.  The amount on deposit in the Principal Funding Account on the related
                          Payment Date (after taking into consideration deposits and withdraws
                          for the related Payment Date) ...............................................       $                -
                                                                                                              ------------------
                      b.  The Accumulation Shortfall with respect to the related Monthly Period........       $                -
                                                                                                              ------------------
                      c.  The Principal Funding Investment Proceeds deposited in the Collection
                          Account to be treated as Available Finance Charge Collections................       $                -
                                                                                                              ------------------
          16.  Reserve Account

                      a.  The amount on deposit in the Reserve Account on the related Payment
                          Date (after taking into consideration deposits and withdraws for the
                          related Payment Date)........................................................       $                -
                                                                                                              ------------------
                      b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                          Collections..................................................................       $                -
                                                                                                              ------------------
                      c.  Interest earnings on the Reserve Account deposited into the Collection
                          Account to be treated as Available Finance Charge Collections................       $                -
                                                                                                              ------------------
          17.  Cash Collateral Account

                      a.  The Required Cash Collateral Account Amount on the related Payment Date......       $     6,000,000.00
                                                                                                              ------------------
                      b.  The Available Cash Collateral Account Amount on the related Payment Date.....       $     6,000,000.00
                                                                                                              ------------------
          18.  Investor Charge-Offs

                      a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..       $                -
                                                                                                              ------------------
                      b.  The aggregate amount of Investor Charge-Offs reimbursed
                          on the Payment Date..........................................................       $                -
                                                                                                              ------------------
          19.  The Monthly Principal Reallocation Amount for the related Monthly Period................       $                -
                                                                                                              ------------------

                          Advanta Bank Corp.
                          as Servicer

                          By:    /s/ MARK SHAPIRO
                          Name:  Mark Shapiro
                          Title: Assistant Vice President - Structured Financess